UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2019 (April 9, 2019)

Ensco Rowan plc

(Exact name of registrant as specified in charter)

England and Wales	98-0635229
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1-8097

(Commission File No.)

6 Chesterfield Gardens

London, England W1J 5BQ

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, U.S. $0.40 par value	ESV	New York Stock Exchange
4.70% Senior Notes due 2021	ESV/21	New York Stock Exchange
4.50% Senior Notes due 2024	ESV24A	New York Stock Exchange
8.00% Senior Notes due 2024	ESV24A	New York Stock Exchange
5.20% Senior Notes due 2025	ESV25A	New York Stock Exchange
7.75% Senior Notes due 2026	ESV26	New York Stock Exchange
5.75% Senior Notes due 2044	ESV44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission by Ensco Rowan plc (the “Company”) on April 11, 2019 (the “Original Form 8-K”), on April 11, 2019, the Company completed the combination with Rowan Companies plc (“Rowan”), whereby the Company acquired the entire issued share capital of Rowan (the “Transaction”).

This Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original Form 8-K to provide the following:

•                  the audited consolidated financial statements of Rowan for the period described in Item 9.01(a) below and the notes related thereto; and

•                  the unaudited pro forma condensed combined financial information described in Item 9.01(b) below.

No other modifications to the Original Form 8-K are being made by this Amendment. This Amendment should be read in connection with the Original Form 8-K, which provides a more complete description of the Transaction.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated balance sheet of Rowan, as of December 31, 2018 and December 31, 2017, and the consolidated statements of operations, comprehensive income (loss), changes in shareholders’ equity and cash flows of Rowan for the years ended December 31, 2018, 2017 and 2016, and the notes related thereto, are included as Exhibit 99.1 to this Amendment and are incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2018 gives effect to the Transaction as if it had been consummated on December 31, 2018. The unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2018 gives effect to the Transaction as if it had been consummated on January 1, 2018. These financial statements, and the notes related thereto, are included as Exhibit 99.2 to this Amendment and are incorporated by reference into this Item 9.01(b).

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1

The audited consolidated balance sheet of Rowan Companies plc, as of December 31, 2018 and December 31, 2017, and the consolidated statements of operations, comprehensive income (loss), changes in shareholders’ equity and cash flows of Rowan Companies plc for the years ended December 31, 2018, 2017 and 2016, and the notes related thereto (incorporated by reference to Part II, Item 8 and Part IV, Item 15 of the Annual Report on Form 10-K of Rowan Companies plc for the year ended December 31, 2018).

99.2

The unaudited pro forma condensed combined balance sheet of Ensco Rowan plc as of December 31, 2018 and the unaudited pro forma condensed combined statement of operations of Ensco Rowan plc for the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco Rowan plc

Date: June 10, 2019	/s/ Tommy E. Darby
Tommy E. Darby
Controller